Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FIRST QUARTER 2024 RESULTS

Houston, Texas

May 1, 2024

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its first quarter ended March 31, 2024.

SEACOR Marine’s consolidated operating revenues for the first quarter of 2024 were $62.8 million, operating loss was $10.6 million, and direct vessel profit (“DVP”)(1) was $14.7 million. This compares to consolidated operating revenues of $61.2 million, operating income of $0.2 million, and DVP of $22.7 million in the first quarter of 2023, and consolidated operating revenues of $73.1 million, operating income of $22.6 million, and DVP of $29.8 million in the fourth quarter of 2023.

Notable first quarter items include:

•
2.6% increase in revenues from the first quarter of 2023 and a 14.1% decrease from the fourth quarter of 2023.
•
Average day rates of $19,042, a 33.0% increase from the first quarter of 2023, and a 5.6% increase from the fourth quarter of 2023.
•
DVP margin of 23.4%, decreasing from 37.1% in the first quarter of 2023 and 40.8% in the fourth quarter of 2023, due in part to $8.5 million of drydocking and major repairs during the quarter, which are expensed as incurred.

For the first quarter of 2024, net loss was $23.1 million ($0.84 loss per basic and diluted share). This compares to a net loss for the first quarter of 2023 of $9.6 million ($0.36 loss per basic and diluted share). Sequentially, the first quarter 2024 results compare to a net income of $5.7 million ($0.21 earnings per basic share and $0.20 earnings per diluted share) in the fourth quarter of 2023.

Chief Executive Officer John Gellert commented:

“The first quarter results reflect both continued improvement in dayrates as well as lower seasonal utilization. We have been deliberate with our plans to conduct scheduled maintenance and reposition vessels during the winter months. These efforts incurred higher operating expenses and lowered utilization, resulting in a decline of our DVP metric as we expense drydocking and major repairs as incurred. We continue to achieve improved terms and pricing as vessels roll off contracts, and we expect significantly improved utilization as we complete vessel repositioning and enter new contracts.

Other than our U.S. segment, all of our business segments delivered positive results. In the U.S., we continue to see limited permitting for offshore activity for our customers in the oil and gas sector as well as delays in decommissioning plans. Additionally, U.S. offshore windfarm projects that we have been targeting have been delayed. However, demand for our premium liftboats remains very strong, and we have opportunities to redeploy other assets to more active markets. Internationally, we completed the hybrid battery upgrade of one of our PSVs and also repositioned two vessels, with several more vessels expected to complete their mobilizations to new markets during the second quarter.

We continue to see tight supply and growing demand worldwide. I expect that our efforts during the first quarter of 2024 will place the Company in an optimal position to utilize its assets to their full potential.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair; and handle anchors and mooring equipment for offshore rigs and platforms. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended March 31,
	2024	2023
Operating Revenues	$62,770	$61,209
Costs and Expenses:
Operating	48,099	38,509
Administrative and general	11,917	11,632
Lease expense	481	720
Depreciation and amortization	12,882	13,762
	73,379	64,623
(Losses) Gains on Asset Dispositions and Impairments, Net	(1)	3,599
Operating (Loss) Income	(10,610)	185
Other Income (Expense):
Interest income	593	460
Interest expense	(10,309)	(8,788)
Derivative losses, net	(543)	—
Foreign currency losses, net	(80)	(825)
Other, net	(95)	—
	(10,434)	(9,153)
Loss Before Income Tax Expense and Equity in (Losses) Earnings of 50% or Less Owned Companies	(21,044)	(8,968)
Income Tax Expense	925	1,157
Loss Before Equity in (Losses) Earnings of 50% or Less Owned Companies	(21,969)	(10,125)
Equity in (Losses) Earnings of 50% or Less Owned Companies	(1,100)	536
Net Loss	$(23,069)	$(9,589)

Net Loss Per Share:
Basic	$(0.84)	$(0.36)
Diluted	$(0.84)	$(0.36)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,343,604	26,822,391
Diluted	27,343,604	26,822,391

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
Time Charter Statistics:
Average Rates Per Day	$19,042	$18,031	$18,046	$15,250	$14,314
Fleet Utilization	62%	71%	73%	78%	76%
Fleet Available Days	5,005	5,170	5,182	5,096	5,071
Operating Revenues:
Time charter	$59,263	$66,498	$68,668	$60,804	$55,415
Bareboat charter	364	368	368	364	360
Other marine services	3,143	6,217	7,864	7,151	5,434
	62,770	73,083	76,900	68,319	61,209
Costs and Expenses:
Operating:
Personnel	21,670	22,080	19,943	19,944	19,803
Repairs and maintenance	9,763	7,604	7,418	5,793	6,011
Drydocking	6,706	2,561	1,768	2,256	13
Insurance and loss reserves	1,738	2,944	1,833	2,390	2,789
Fuel, lubes and supplies	4,523	3,683	5,047	3,638	4,819
Other	3,699	4,397	4,133	3,709	5,074
	48,099	43,269	40,142	37,730	38,509
Direct Vessel Profit (1)	14,671	29,814	36,758	30,589	22,700
Other Costs and Expenses:
Lease expense	481	679	651	698	720
Administrative and general	11,917	11,547	12,300	13,704	11,632
Depreciation and amortization	12,882	13,022	13,462	13,575	13,762
	25,280	25,248	26,413	27,977	26,114
(Losses) Gains on Asset Dispositions and Impairments, Net	(1)	18,057	(512)	265	3,599
Operating (Loss) Income	(10,610)	22,623	9,833	2,877	185
Other Income (Expense):
Interest income	593	222	340	422	460
Interest expense	(10,309)	(10,444)	(9,536)	(8,736)	(8,788)
Derivative (losses) gains, net	(543)	608	—	—	—
Loss on debt extinguishment	—	—	(2,004)	—	—
Foreign currency (losses) gains, net	(80)	(1,276)	571	(603)	(825)
Other, net	(95)	—	—	—	—
	(10,434)	(10,890)	(10,629)	(8,917)	(9,153)
(Loss) Income Before Income Tax Expense (Benefit) and Equity in (Losses) Earnings of 50% or Less Owned Companies	(21,044)	11,733	(796)	(6,040)	(8,968)
Income Tax Expense (Benefit)	925	6,378	2,360	(1,096)	1,157
(Loss) Income Before Equity in (Losses) Earnings of 50% or Less Owned Companies	(21,969)	5,355	(3,156)	(4,944)	(10,125)
Equity in (Losses) Earnings of 50% or Less Owned Companies	(1,100)	374	2,273	373	536
Net (Loss) Income	$(23,069)	$5,729	$(883)	$(4,571)	$(9,589)

Net (Loss) Earnings Per Share:
Basic	$(0.84)	$0.21	$(0.03)	$(0.17)	$(0.36)
Diluted	$(0.84)	$0.20	$(0.03)	$(0.17)	$(0.36)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,344	27,182	27,182	27,138	26,822
Diluted	27,344	28,401	27,182	27,138	26,822
Common Shares and Warrants Outstanding at Period End	28,906	28,489	28,481	28,481	28,428

(1)
See full description of footnote above.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$28,156	$22,584	$23,663	$16,115	$18,359
Fleet utilization	27%	50%	57%	35%	35%
Fleet available days	927	1,152	1,196	1,080	1,015
Out-of-service days for repairs, maintenance and drydockings	137	61	151	229	112
Out-of-service days for cold-stacked status (2)	182	254	206	173	211
Operating Revenues:
Time charter	$6,957	$12,929	$16,236	$6,121	$6,564
Other marine services	1,026	5,346	5,478	3,004	3,850
	7,983	18,275	21,714	9,125	10,414
Direct Costs and Expenses:
Operating:
Personnel	5,781	6,906	6,712	5,957	6,535
Repairs and maintenance	1,404	819	1,560	1,573	1,194
Drydocking	1,968	303	462	1,506	43
Insurance and loss reserves	396	1,297	332	1,082	1,041
Fuel, lubes and supplies	667	1,032	958	924	783
Other	(171)	475	375	346	231
	10,045	10,832	10,399	11,388	9,827
Direct Vessel Profit (Loss) (1)	$(2,062)	$7,443	$11,315	$(2,263)	$587
Other Costs and Expenses:
Lease expense	$138	$141	$116	$143	$136
Depreciation and amortization	2,750	3,479	3,810	3,861	3,535

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$15,197	$15,233	$15,388	$14,982	$12,835
Fleet utilization	76%	82%	84%	94%	87%
Fleet available days	1,775	1,748	1,748	1,729	1,710
Out-of-service days for repairs, maintenance and drydockings	238	124	111	58	118
Out-of-service days for cold-stacked status (3)	91	92	54	—	—
Operating Revenues:
Time charter	$20,555	$21,791	$22,528	$24,414	$18,996
Other marine services	169	189	1,943	225	225
	20,724	21,980	24,471	24,639	19,221
Direct Costs and Expenses:
Operating:
Personnel	5,181	6,007	5,089	4,833	4,505
Repairs and maintenance	3,209	2,807	2,214	2,050	2,553
Drydocking	2,032	1,298	320	144	1,184
Insurance and loss reserves	334	416	573	420	318
Fuel, lubes and supplies	1,287	623	2,573	1,419	2,215
Other	2,199	2,267	2,448	2,608	2,749
	14,242	13,418	13,217	11,474	13,524
Direct Vessel Profit (1)	$6,482	$8,562	$11,254	$13,165	$5,697
Other Costs and Expenses:
Lease expense	$178	$289	$372	$408	$429
Depreciation and amortization	3,915	3,747	3,821	3,853	3,925

(1)
See full description of footnote above.
(2)
Includes one liftboat and one FSV cold-stacked in this region as of March 31, 2024.
(3)
Includes one AHTS cold-stacked in this region that is classified as held for sale as of March 31, 2024.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$16,934	$17,590	$16,313	$13,245	$13,562
Fleet utilization	71%	69%	67%	86%	82%
Fleet available days	1,365	1,461	1,472	1,456	1,440
Out-of-service days for repairs, maintenance and drydockings	224	360	297	58	76
Operating Revenues:
Time charter	$16,477	$17,729	$16,087	$16,563	$16,028
Other marine services	350	539	267	3,512	27
	16,827	18,268	16,354	20,075	16,055
Direct Costs and Expenses:
Operating:
Personnel	5,963	5,522	5,157	5,266	4,841
Repairs and maintenance	2,712	2,590	2,623	1,219	677
Drydocking	1,483	624	1,056	(684)	(1,095)
Insurance and loss reserves	618	1,022	711	720	1,185
Fuel, lubes and supplies	1,198	1,242	743	425	1,142
Other	1,000	1,133	943	389	1,496
	12,974	12,133	11,233	7,335	8,246
Direct Vessel Profit (1)	$3,853	$6,135	$5,121	$12,740	$7,809
Other Costs and Expenses:
Lease expense	$85	$158	$59	$67	$76
Depreciation and amortization	3,496	3,643	3,721	3,708	3,688

Latin America
Time Charter Statistics:
Average rates per day worked	$28,308	$20,745	$20,656	$18,846	$16,229
Fleet utilization	58%	84%	87%	88%	94%
Fleet available days	938	809	766	831	906
Out-of-service days for repairs, maintenance and drydockings	—	—	67	79	22
Operating Revenues:
Time charter	$15,274	$14,049	$13,817	$13,706	$13,827
Bareboat charter	364	368	368	364	360
Other marine services	1,598	143	176	410	1,332
	17,236	14,560	14,361	14,480	15,519
Direct Costs and Expenses:
Operating:
Personnel	4,745	3,645	2,985	3,888	3,922
Repairs and maintenance	2,438	1,388	1,021	951	1,587
Drydocking	1,223	336	(70)	1,290	(119)
Insurance and loss reserves	390	209	217	168	245
Fuel, lubes and supplies	1,371	786	773	870	679
Other	671	522	367	366	598
	10,838	6,886	5,293	7,533	6,912
Direct Vessel Profit (1)	$6,398	$7,674	$9,068	$6,947	$8,607
Other Costs and Expenses:
Lease expense	$80	$91	$104	$80	$79
Depreciation and amortization	2,721	2,153	2,110	2,153	2,614

(1)
See full description of footnote above.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
AHTS
Time Charter Statistics:
Average rates per day worked	$8,538	$8,937	$9,947	$8,916	$9,244
Fleet utilization	75%	64%	50%	85%	81%
Fleet available days	364	368	368	364	391
Out-of-service days for repairs, maintenance and drydockings	—	41	111	13	45
Out-of-service days for cold-stacked status	91	92	54	—	31
Operating Revenues:
Time charter	$2,331	$2,102	$1,831	$2,762	$2,915
Other marine services	—	6	930	—	—
	2,331	2,108	2,761	2,762	2,915
Direct Costs and Expenses:
Operating:
Personnel	$1,064	$944	$1,019	$1,069	$995
Repairs and maintenance	220	612	484	186	216
Drydocking	68	58	747	131	420
Insurance and loss reserves	43	73	88	78	68
Fuel, lubes and supplies	616	375	428	192	476
Other	287	295	378	329	448
	2,298	2,357	3,144	1,985	2,623
Other Costs and Expenses:
Lease expense	$171	$253	$331	$332	$331
Depreciation and amortization	175	175	249	298	298

FSV
Time Charter Statistics:
Average rates per day worked	$11,834	$11,841	$11,441	$11,314	$10,609
Fleet utilization	72%	74%	79%	92%	91%
Fleet available days	2,002	2,105	2,116	2,093	2,070
Out-of-service days for repairs, maintenance and drydockings	216	337	227	86	66
Out-of-service days for cold-stacked status	91	92	69	82	90
Operating Revenues:
Time charter	$17,081	$18,502	$19,135	$21,747	$19,988
Other marine services	126	163	652	71	190
	17,207	18,665	19,787	21,818	20,178
Direct Costs and Expenses:
Operating:
Personnel	$5,649	$5,320	$5,144	$5,083	$4,861
Repairs and maintenance	3,093	2,691	2,787	1,134	1,867
Drydocking	1,869	1,710	870	1,342	128
Insurance and loss reserves	277	507	185	337	334
Fuel, lubes and supplies	1,051	1,441	1,501	1,108	1,382
Other	1,649	1,632	1,552	1,536	1,803
	13,588	13,301	12,039	10,540	10,375
Other Costs and Expenses:
Depreciation and amortization	$4,744	$4,879	$5,002	$4,952	$4,946

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
PSV
Time Charter Statistics:
Average rates per day worked	$19,133	$19,778	$19,528	$17,545	$14,827
Fleet utilization	53%	77%	78%	80%	70%
Fleet available days	1,911	1,902	1,870	1,820	1,800
Out-of-service days for repairs, maintenance and drydockings	307	109	110	92	124
Operating Revenues:
Time charter	$19,390	$29,140	$28,580	$25,458	$18,800
Bareboat charter	364	368	368	364	360
Other marine services	416	595	696	584	1,203
	20,170	30,103	29,644	26,406	20,363
Direct Costs and Expenses:
Operating:
Personnel	$8,850	$9,017	$8,793	$8,738	$8,849
Repairs and maintenance	4,393	3,520	2,504	2,998	3,475
Drydocking	3,386	472	232	12	609
Insurance and loss reserves	395	690	682	421	419
Fuel, lubes and supplies	1,889	1,027	2,352	2,124	2,331
Other	1,395	1,922	1,761	1,405	2,677
	20,308	16,648	16,324	15,698	18,360
Other Costs and Expenses:
Depreciation and amortization	$4,073	$4,073	$4,073	$4,072	$4,262

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
Liftboats
Time Charter Statistics:
Average rates per day worked	$53,506	$40,181	$39,419	$35,623	$33,936
Fleet utilization	53%	52%	59%	37%	50%
Fleet available days	728	795	828	819	810
Out-of-service days for repairs, maintenance and drydockings	78	60	111	233	94
Out-of-service days for cold-stacked status	91	162	137	91	90
Operating Revenues:
Time charter	$20,461	$16,754	$19,122	$10,837	$13,712
Other marine services	1,772	4,666	4,710	5,495	2,930
	22,233	21,420	23,832	16,332	16,642
Direct Costs and Expenses:
Operating:
Personnel	$6,140	$5,316	$4,983	$5,065	$5,068
Repairs and maintenance	2,035	769	1,643	1,472	499
Drydocking	1,383	321	(81)	849	(1,141)
Insurance and loss reserves	1,282	1,554	1,148	1,418	1,907
Fuel, lubes and supplies	967	838	766	219	619
Other	343	531	445	441	125
	12,150	9,329	8,904	9,464	7,077
Other Costs and Expenses:
Depreciation and amortization	3,866	3,867	4,099	4,215	4,214

Other Activity
Operating Revenues:
Other marine services	$829	$787	$876	$1,001	$1,111
	829	787	876	1,001	1,111
Direct Costs and Expenses:
Operating:
Personnel	$(33)	$1,483	$4	$(11)	$30
Repairs and maintenance	22	12	—	3	(46)
Drydocking	—	—	—	(78)	(3)
Insurance and loss reserves	(259)	120	(270)	136	61
Fuel, lubes and supplies	—	2	—	(5)	11
Other	25	17	(3)	(2)	21
	(245)	1,634	(269)	43	74
Other Costs and Expenses:
Lease expense	$310	$426	$320	$366	$389
Depreciation and amortization	24	28	39	38	42

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
ASSETS
Current Assets:
Cash and cash equivalents	$59,593	$67,455	$55,840	$40,750	$40,570
Restricted cash	2,566	16,676	2,796	2,796	3,082
Receivables:
Trade, net of allowance for credit loss	58,272	63,728	63,246	60,022	60,114
Other	12,210	11,049	8,662	12,032	11,650
Note receivable	—	—	—	5,000	10,000
Tax receivable	983	983	445	445	445
Inventories	2,516	1,609	1,738	1,653	2,207
Prepaid expenses and other	3,425	2,686	2,957	3,112	3,233
Assets held for sale	500	500	6,093	—	—
Total current assets	140,065	164,686	141,777	125,810	131,301
Property and Equipment:
Historical cost	919,139	918,823	936,520	966,338	969,328
Accumulated depreciation	(337,001)	(324,141)	(318,549)	(334,678)	(324,197)
	582,138	594,682	617,971	631,660	645,131
Construction in progress	13,410	10,362	9,413	8,876	8,540
Net property and equipment	595,548	605,044	627,384	640,536	653,671
Right-of-use asset - operating leases	3,988	4,291	4,907	5,703	5,984
Right-of-use asset - finance leases	29	37	45	6,495	6,654
Investments, at equity, and advances to 50% or less owned companies	3,122	4,125	3,857	3,253	3,594
Other assets	2,094	2,153	2,095	2,139	2,079
Total assets	$744,846	$780,336	$780,065	$783,936	$803,283
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$1,285	$1,591	$1,856	$1,792	$1,764
Current portion of finance lease liabilities	33	35	35	611	563
Current portion of long-term debt	28,605	28,365	28,005	63,959	60,523
Accounts payable	23,453	27,562	32,468	39,013	44,256
Other current liabilities	21,067	19,533	21,340	21,027	20,185
Total current liabilities	74,443	77,086	83,704	126,402	127,291
Long-term operating lease liabilities	3,390	3,529	3,571	4,030	4,474
Long-term finance lease liabilities	—	6	15	6,462	6,644
Long-term debt	281,989	287,544	291,843	243,960	254,450
Deferred income taxes	33,873	35,718	33,078	34,038	39,120
Deferred gains and other liabilities	2,285	2,229	2,217	2,189	2,264
Total liabilities	395,980	406,112	414,428	417,081	434,243
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	286	280	280	280	279
Additional paid-in capital	474,433	472,692	471,158	469,618	467,896
Accumulated deficit	(125,609)	(102,425)	(108,154)	(107,271)	(102,700)
Shares held in treasury	(8,071)	(4,221)	(4,221)	(4,221)	(4,119)
Accumulated other comprehensive income, net of tax	7,506	7,577	6,253	8,128	7,363
	348,545	373,903	365,316	366,534	368,719
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	348,866	374,224	365,637	366,855	369,040
Total liabilities and equity	$744,846	$780,336	$780,065	$783,936	$803,283

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
Cash Flows from Operating Activities:
Net (Loss) Income	$(23,069)	$5,729	$(883)	$(4,571)	$(9,589)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	12,882	13,022	13,462	13,575	13,762
Deferred financing costs amortization	295	279	459	423	418
Stock-based compensation expense	1,645	1,510	1,540	1,723	1,227
Debt discount amortization	1,926	1,862	1,714	1,627	1,558
Allowance for credit losses	3	266	594	2,763	(104)
Loss (gain) from equipment sales, retirements or impairments	1	(18,057)	512	(265)	(3,599)
Losses on debt extinguishment	—	—	177	—	—
Derivative losses (gains)	543	(608)	—	—	—
Interest on finance lease	—	1	59	70	72
Settlements on derivative transactions, net	164	—	197	226	154
Currency losses (gains)	80	1,276	(571)	603	825
Deferred income taxes	(1,845)	2,640	(960)	(5,082)	(1,659)
Equity losses (earnings)	1,100	(374)	(2,273)	(373)	(536)
Dividends received from equity investees	—	166	1,031	1,044	—
Changes in Operating Assets and Liabilities:
Accounts receivables	4,291	(3,472)	(747)	(3,139)	(9,857)
Other assets	(1,290)	733	493	1,017	45
Accounts payable and accrued liabilities	(3,895)	(6,456)	(7,705)	(5,758)	6,731
Net cash (used in) provided by operating activities	(7,169)	(1,483)	7,099	3,883	(552)
Cash Flows from Investing Activities:
Purchases of property and equipment	(3,416)	(3,644)	(6,455)	(35)	(470)
Proceeds from disposition of property and equipment	—	36,692	—	427	7,611
Net investing activities in property and equipment	(3,416)	33,048	(6,455)	392	7,141
Principal payments on notes due from others	—	—	5,000	5,000	5,000
Net cash (used in) provided by investing activities	(3,416)	33,048	(1,455)	5,392	12,141
Cash Flows from Financing Activities:
Payments on long-term debt	(7,530)	(6,173)	(4,901)	(9,483)	(8,608)
Payments on debt extinguishment	—	—	(104,832)	(26,772)	—
Payments on debt extinguishment cost	—	—	(1,827)	—	—
Proceeds from issuance of long-term debt, net of issue costs	—	87	121,207	27,181	—
Payments on finance leases	(9)	(9)	(204)	(204)	(114)
Proceeds from issuance of common stock, net of issue costs	—	24	—	—	—
Proceeds from exercise of stock options	—	—	—	—	6
Tax withholdings on restricted stock vesting	(3,850)	—	—	(102)	(2,266)
Net cash (used in) provided by financing activities	(11,389)	(6,071)	9,443	(9,380)	(10,982)
Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents	2	1	3	(1)	—
Net Change in Cash, Restricted Cash and Cash Equivalents	(21,972)	25,495	15,090	(106)	607
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	84,131	58,636	43,546	43,652	43,045
Cash, Restricted Cash and Cash Equivalents, End of Period	$62,159	$84,131	$58,636	$43,546	$43,652

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Leased-in	Managed	Total
March 31, 2024
AHTS	3	1	—	4
FSV	22	—	1	23
PSV	21	—	—	21
Liftboats	8	—	—	8
	54	1	1	56
December 31, 2023
AHTS	3	1	—	4
FSV	22	—	3	25
PSV	21	—	—	21
Liftboats	8	—	—	8
	54	1	3	58